Stock Purchase and Acquisition Agreement

This Stock Purchase and Acquisition Agreement ("Agreement") made on this 20th day of March, 2021, by Futuris Company (the "Company"), with its principal place of business at 22 Baltimore Road, Rockville, MD 20850, Computer Deductions, Inc., a California corporation with an address of 8680 Greenback Ln, #210 Orangevale, CA 95662 ("CDI") and by Allan MacDonnell and partners in CDI ("Partners" and together with CDI, collectively, the "Sellers").

Background

The Company and Sellers desire to enter into a transaction whereby the Company acquires all issued and outstanding shares of CDI, equal to 100% of the equity of CDI (the "Equity"), in exchange for an aggregate transaction value of Four Million Five Hundred Thousand Dollars ($4,500,000) payable as described in Section 2 below.

Terms of Agreement

In consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ACQUISITION TERMS

1. Acquisition. The Company will acquire 100% of the shares of CDI and all pre-existing assets and with all pre-existing liabilities of CDI , except such liabilities as disclosed on the attached Exhibit B. In the event the Company should be notified of a material pre-existing liability, which has not been disclosed to the Company either in the course of due diligence or on the Company's financial statements, then Sellers shall remain liable for such pre-existing liability up to the maximum indemnity amount set forth in Section 32.3.

2. Compensation. Partners shall receive:
   - 2.1. The sum of Two Million and Five Hundred Thousand Dollars ($2,500,000) paid in cash or by wire transfer of immediately available funds at Closing to Partners.
   - 2.2. The sum of One Million Dollars ($1,000,000) paid pursuant to the terms of promissory notes (the "Notes") executed by Company at the Closing. The terms of the Notes are detailed in Exhibit A attached hereto.
   - 2.3. Company common stock (the "Shares") shall be issued to "Sellers" at Closing. The total number of Shares to be issued shall be equal to $1,000,000 divided the average of the ten (10) days of Closing stock price as reported on the National Quotations Bureau OTC Marketplace quotation service upon which the Company's shares are traded or any exchange upon which the Common Stock may be traded in the future, for the ten prior trading days including the day upon which a Closing occurs. Issued shares will be subject to a 12-month lock up agreement or until shares become registered. All Shares shall be protected with a put contract, entered into between the Company and each recipient of the Shares, in the form attached hereto as Exhibit C.
   - 2.4. An earnout payment paid to Allan MacDonnell as per the following terms:

a. Base EBITDA agreed upon by the Company and the Sellers will be $799,000 for calendar year 2021
b. Any EBITDA in excess of $799,000 (the "Excess") determined by Sellers audited financial for the year ended December 31, 2021 shall be paid in US Dollars calculated at 20% of the Excess upon completion of such audit and the issuance of an audit opinion from the auditor. The Excess shall be paid within 30 days of receipt of the auditor's opinion, which shall be delivered no later than 120 days after December 31, 2021.
c. Excess payouts and calculations will be in effect for the years ended December 31, 2022 and December 31, 2023.

3. <u>Closing</u>. The Closing of this transaction will take place on the date hereof under the terms described in Section 28 of this Agreement.

4. <u>Post-Closing Operations</u>. After the Closing, CDI will be a subsidiary of the Company subject to the terms and conditions outlined in this Agreement. CDI shall be responsible to report to the Company all financial matters and news-worthy events related to CDI as they materialize, as Sellers recognize Company is a publicly traded company and has certain material obligations of disclosure pursuant to state and federal laws, statutes and regulations.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Sellers the following:

5. <u>Organization</u>. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of California and has all necessary corporate powers to own properties and carry on its business. All actions taken by the incorporators, Directors and/or shareholders of Company have been valid and in accordance with all applicable laws.

6. <u>Capital</u>. The authorized capital stock of Company consists of 1,000,000,000 common shares, par value $.001 with 20,551,964 issued and outstanding and 500,000,000 preferred shares authorized, par value $.0001 with Special 2019 Series A preferred having 1 share authorized and 1 share issued, preferred stock Series F having 110 shares authorized and 1 share issued, Preferred stock, Series G, 20,000,000 shares authorized and 30 shares issued and finally Preferred Series M share with 273,000 authorized and all issued. All issued and outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing, there may be outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue or transfer from treasury any additional shares of its capital stock. None of the outstanding shares of the Company are subject to any stock restriction agreements.

7. <u>Ability to Carry Out Obligations</u>. Company has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations

hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the Company is a party or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Company or upon the shares of the Company.

8. Full Disclosure. None of the representations and warranties made in this Agreement by the Company, or on its behalf, contains or will contain any untrue statement of a material fact or omit any material fact the omission of which would be misleading.

9. Compliance with Laws. The Company has complied with all, and is not in violation of any, federal, state, or local statute, law, or regulation. The Company has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities.

10. Litigation. The Company is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding or pending governmental investigation. To the best of Company's knowledge, there is no basis for any such action or proceeding, and no such action or proceeding is threatened against the Company beyond those identified in item 8 of the due diligence document. The Company is not subject to, or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

11. Exempt Transaction. The Company understands that the offering and sale of its Shares is intended to be exempt from registration under the Act and exempt from registration or qualification under any state law.

12. Authority. The Company represents that it has full power and authority to enter into this Agreement. This Agreement has been duly and validly executed and delivered by the Company, and upon the execution and delivery by Sellers of this Agreement and the performance by Sellers of its obligations herein, will constitute, a legal, valid and binding obligation of Company enforceable against Company in accordance with its terms, except as such enforcement may be limited by bankruptcy or insolvency laws or other laws affecting enforcement of creditors' rights or by general principles of equity.

13. No Oral Representations. No oral or written representations have been made other than as stated, or in addition to those stated, in this Agreement, and the Company is not relying on any oral statements made by Sellers, or any of Sellers's representatives or affiliates, in purchasing the Equity.

14. Restricted Securities. Company understands that the Equity is characterized as "restricted securities" under the Act in as much as they were acquired from the Sellers in a transaction not involving a public offering and that under the Act, and applicable regulations hereunder.

15. Truth of Representations. All these representations shall be true as of the Closing and shall survive the Closing for a period of one year.

REPRESENTATIONS AND WARRANTIES OF SELLERS

Sellers represent and warrant to the Company the following:

16. Organization. CDI is a corporation duly organized, validly existing, and in good standing under the laws of California and has all necessary corporate powers to own properties and carry on its business. All actions taken by the incorporators, directors and/or shareholders of CDI have been valid and in accordance with all applicable laws.

17. Capital. The authorized capital of Sellers consists of __100____ shares at par value $.01, with ____0___ outstanding. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating CDI to issue or transfer from treasury any additional shares of its capital stock. None of the outstanding shares of CDI are subject to any stock restriction agreements.

18. Financial Statements. The unaudited balance sheet of as of December 31, 2020, and the related statements of income and retained earnings for the period then ended fairly present the financial position of CDI as of the date of the balance sheet included in the financial statements, and the results of its operations for the period indicated.

19. Tax Returns. Within the times and in the manner prescribed by law, CDI has filed all federal, state, and local tax returns required by law. CDI has paid, or will pay by the Closing, all taxes, assessments, and penalties due and payable. There are no present disputes as to taxes of any nature payable by CDI as of the Closing, and there shall be no taxes of any kind due or owing.

20. Ability to Carry Out Obligations. Sellers have the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Sellers and the performance by Sellers of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Sellers are a party or by which they may be bound, (b) the need to obtain any consents or authorizations of any party other than those hereto be required or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of CDI or upon the Shares, except for the consents set forth on Exhibit E which will be obtained by the Sellers prior to the Closing.

21. Full Disclosure. None of the representations and warranties made in this Agreement by Sellers, or on behalf of Sellers, contains or will contain any untrue statement of a material fact or omit any material fact the omission of which would be misleading.

22. Compliance with Laws. CDI has complied with all, and is not in violation of any, federal, state, or local statute, law, or regulation. CDI has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities. CDI will not be in violation of any term of its Articles or Bylaws, nor will CDI be in violation of or in default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment, or decree, the violation of which would have a material adverse effect on CDI as a whole, and to the knowledge of CDI, is not in violation of which would have a material adverse effect on CDI. The execution, delivery and performance of and compliance with this Agreement and the issuance and sale of the Equity will not (a) result in any such violation, or (b) be in conflict with or constitute a default under any such term, or (c) result in the creation of any mortgage, pledge, lien, encumbrance or change upon any of the properties or assets of CDI pursuant to any such term

23. Title to Equity. Partners are the sole record and beneficial owner of the Equity of CDI and have sole dispositive authority with respect to the Equity of CDI. Partners have not granted any person a proxy with respect to the Equity of CDI that has not expired or been validly withdrawn. The sale and delivery of the Equity to Company pursuant to this Agreement will vest in Company's legal and valid title to the Equity of CDI, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever ("Encumbrances") (other than Encumbrances created by Company and restrictions on resale of the Equity under applicable securities laws).

24. Organization and Standing. CDI is and will be a corporation duly organized, validly existing, and in good standing under the laws of California and will have all requisite corporate power and authority to carry on its business as proposed to be conducted.

25. Litigation. Sellers are not a party to any suit, action, arbitration, or legal, administrative, or other proceeding or pending governmental investigation. To the best of Sellers's knowledge, there is no basis for any such action or proceeding, and no such action or proceeding is threatened against Sellers. Sellers are not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

26. Conduct of Business. Prior to the Closing, CDI shall not (i) amend its Certificate of Incorporation or Bylaws, (ii) declare dividends or redeem or sell stock or other securities, except as part of completing this transaction, (iii) incur any material liabilities, (iv) acquire any material assets or enter into any material contract (other than in the ordinary course of business), or guarantee obligations of any third party or (v) enter into any other material transaction other than in the ordinary course of business without notification in writing to the Company.

27. Truth of Representations. All of these representations shall be true as of the Closing and shall survive the Closing for a period of one year.

28. Closing. The Closing of this transaction will occur when all of the documents and consideration described below have been delivered to each party (the "Closing"). Unless the Closing of this transaction takes place by March 22, 2021, or such other date mutually agreed to, either party may terminate this Agreement.

29. Conditions to Closing. The obligations of the Company to purchase the Equity at the Closing are subject to the fulfillment to its satisfaction, on or prior to the Closing, of the following conditions, any of which may be waived in accordance with the provisions section 29 hereof:

29.1. Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by Sellers in Sections 16-27 hereof shall be true and correct when made and at the Closing. CDI's business and assets shall not have been materially adversely affected in any way prior to the Closing. Sellers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

29.2. Consents and Waivers. The Sellers shall have obtained in a timely fashion all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, including those set forth in Exhibit E.

29.3. Documents to be Delivered at Closing. The following documents, in form reasonably acceptable to the parties, shall be delivered:

a. Stock Put Agreement
b. Employment Agreements for CDI key employees

29.4. Deliveries by Company:

a. $2,500,000 in cash. (by Wire transfer on Closing)
b. The executed Note for $1,000,000
c. Shares granted ($1,000,000) (to be delivered on March 29, 2021).

29.5. Documents to be Delivered by Sellers:

a. Resolutions approving this transaction.
b. Documentation for the transfer of the Equity to the Company

REMEDIES

30. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Sacramento, California, in accordance with the Rules of the American Arbitration Association then

existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

31. Payment Default Clause. Failure or delay to complete any payment or exchange within thirty (30) days of the Closing of this definitive Agreement, as described in the Section titled "Acquisition Terms" of this Agreement, shall result in the termination of this Agreement. Upon such termination, all shares exchanged will be returned to the original parties, where each party will bear its own cost in reversion.

32. Indemnification.

32.1. By Partners. Subject to the other terms and conditions of this section, Partners shall indemnify and defend the Company against, and shall hold the Company harmless from and against, any and all losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys' fees (collectively, "Losses"), incurred or sustained by, or imposed upon, the Company based upon, arising out of, or with respect to:

a. any breach of any of the representations or warranties of Sellers contained in this Agreement, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or
b. any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Sellers pursuant to this Agreement, or any schedule, certificate, or exhibit related thereto.

32.2. By Company. Subject to the other terms and conditions of this section, the Company shall indemnify and defend Partners against, and shall hold Partners harmless from and against any and all Losses incurred or sustained by, or imposed upon Partners based upon, arising out of, or with respect to:

a. any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
b. any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Company pursuant to this Agreement; or
c. the operation of CDI after the Closing.

32.3. Indemnity Cap. The indemnities of Partners provided in this Section 32.1 shall be limited to 10% of the total purchase price set forth in Section 2 above.

33. Other Remedies. The forgoing indemnification provision is in addition to, and not derogation of, any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

MISCELLANEOUS

34. Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

35. Each party hereto agrees and intends that the transaction set forth in this Agreement shall be treated for U.S. and state (if applicable) income tax purposes as a taxable sale of 100% of Partners' Equity in CDI under Code sections 331 and 1001 which results in (1) Partners' receipt of a qualifying instalment obligation and liquidating distributions on the instalment basis under Treas. Reg. sec. 1.453-11(a)(1) and (2) the termination of CDI as a separate taxable entity as of the date of Closing.

36. No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

37. Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

38. Entire Agreement. This Agreement, including any and all attachments hereto, if any, contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings, whether written or oral.

39. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties as originals.

40. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing

if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

If to Sellers:
CDI
Attn:Tom Calabro
8680 Greenback Ln, #210
Orangevale, CA 95662

If to Company:
Futuris Company
Attn: Kalyan Pathuri
22 Baltimore Road,
Rockville, MD 20850

41. Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

42. Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement for a period of one year.

43. Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to affect the transaction described herein.

44. Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

45. Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision, which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

46. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Sellers and the Company. No delay or omission to exercise any right, power, or remedy accruing to Company, upon any breach, default or noncompliance of Sellers under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law, or otherwise afforded to Company, shall be cumulative and not alternative.

47. Further Assurances. From and after the date of this Agreement, upon the request of the Company or Sellers, Company and Sellers shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

48. Attorneys. All parties acknowledge and agree that: (a) the parties are executing this Agreement voluntarily and without any duress or undue influence; (b) the parties have carefully read this Agreement and have asked any questions needed to understand the terms, consequences, and binding effect of this Agreement and fully understand them; and (c) the parties have sought the advice of an attorney of their respective choice if so desired prior to signing this Agreement.

49. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, without regard to the conflicts of laws principles thereof, and shall be binding, upon the parties hereto and their respective successors and assigns.

In witness whereof, this Agreement has been duly executed by the parties hereto as of the date first above written.

Signatures:
Futuris Company

By: [signature] Date 03/17/2021
Name: Kalyan Pathuri
Title: President

Sellers
CDI.

By: [signature] Date 03/17/2021
Name: Allan MacDonnell
Title: On Behalf of Partners

Exhibit A

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") AND APPLICABLE STATE SECURITIES LAWS AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR UNLESS SUCH SALE OR TRANSFER IS ACCOMPANIED BY AN OPINION FROM COUNSEL ACCEPTABLE TO THE MAKER THAT SUCH SALE OR TRANSFER IS EXEMPT THEREFROM.

PROMISSORY NOTE

$700,000 **March 22, 2021**

FOR VALUE RECEIVED, the undersigned, Futuris Company, a Wyoming corporation (the "*Maker*"), promises to pay to the order of Allan MacDonnell, a California Individual (the "*Holder*"), the principal sum of Seven Hundred Thousand Dollars ($700,000) (the "*Principal*").

This Promissory Note (the "*Note*") is issued pursuant to the Stock Purchase and Acquisition Agreement (the "Agreement"), dated as of March 22nd, 2021, between Maker and the Sellers listed therein, pursuant to which Maker has purchased from Sellers, the sole member of the Holder 70% of the issued and outstanding capital stock of CDI. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Agreement.

Interest. This Note shall bear an interest of 4.5% on the unpaid Principal amount (the "Interest Rate"). Such interest, if any, will be computed on the basis of a 360-day year

Payments.

a. 36 monthly instalments of principal and interest in the amount Twenty Thousand Eight Hundred and Twenty Two Dollars and Eighty Four Cents ($20,822.84).
b. Payments shall be made on the first Friday of each calendar month, commencing on April 1st, 2021
c. No prepayment penalty for this note.

Defaults and Remedies.

Events of Default. An "*Event of Default*" shall occur if the Maker shall default in the payment of the outstanding Principal or interest of this Note, when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise and such default is not remedied or waived in writing within fifteen (15) business days after the due date thereof; or in the event that the Maker commences any case, proceeding, or other action (i) under any existing or future law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution,

composition, or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or the Maker makes a general assignment for the benefit of its creditors.

Acceleration.
If an Event of Default occurs, then the outstanding Principal of this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Maker, may declare the Principal of the Note to be due and payable immediately. Upon such declaration, such Principal shall become immediately due and payable. The Maker shall be liable for reasonable costs of enforcing the Note upon the occurrence of an Event of Default, including reasonable attorneys' fees. The Holder may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 10.

Default Interest Rate: Subject to applicable law, upon the occurrence and during the continuance of an Event of Default, Principal of this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at a rate equal to the Interest Rate, plus three percent (3%) per annum.

Notices.
All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided for in the Agreement.

Governing Law.
This note shall be governed by, construed in accordance with, and enforced under, the laws of the State of California applicable to agreements or instruments entered into and performed entirely within such state.

Counterparts; Electronic Signature.
This Note may be executed in any number of counterparts, each of whom will be deemed an original, with the same effect as if the signature on each such counterpart were on the same instrument. This Note may be executed by transfer of an originally signed document by facsimile or email in PDF format, each of which will be fully binding as an original.

Maker:

Futuris Company
By: Kalyan Pathuri

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") AND APPLICABLE STATE SECURITIES LAWS AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR UNLESS SUCH SALE OR TRANSFER IS ACCOMPANIED BY AN OPINION FROM COUNSEL ACCEPTABLE TO THE MAKER THAT SUCH SALE OR TRANSFER IS EXEMPT THEREFROM.

PROMISSORY NOTE

$150,000 March 22, 2021

FOR VALUE RECEIVED, the undersigned, Futuris Company, a Wyoming corporation (the "*Maker*"), promises to pay to the order of Donald Gordon Foulk Sr., a California Individual (the "*Holder*"), the principal sum of One Hundred and Fifty Thousand Dollars ($150,000) (the "*Principal*").

This Promissory Note (the "*Note*") is issued pursuant to the Stock Purchase and Acquisition Agreement (the "Agreement"), dated as of March 22nd, 2021, between Maker and the Sellers listed therein, pursuant to which Maker has purchased from Sellers, the sole member of the Holder 70% of the issued and outstanding capital stock of CDI. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Agreement.

Interest. This Note shall bear an interest of 4.5% on the unpaid Principal amount (the "Interest Rate"). Such interest, if any, will be computed on the basis of a 360-day year

Payments.

a. 36 monthly instalments of principal and interest in the amount Four Thousand Four Hundred and Sixty Two Dollars and Three Cents ($4,462.03).
b. Payments shall be made on the first Friday of each calendar month, commencing on April 1st, 2021
c. No prepayment penalty for this note.

Defaults and Remedies.

Events of Default. An "*Event of Default*" shall occur if the Maker shall default in the payment of the outstanding Principal or interest of this Note, when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise and such default is not remedied or waived in writing within fifteen (15) business days after the due date thereof; or in the event that the Maker commences any case, proceeding, or other action (i) under any existing or future law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (ii) seeking appointment of a

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receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or the Maker makes a general assignment for the benefit of its creditors.

Acceleration.
If an Event of Default occurs, then the outstanding Principal of this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Maker, may declare the Principal of the Note to be due and payable immediately. Upon such declaration, such Principal shall become immediately due and payable. The Maker shall be liable for reasonable costs of enforcing the Note upon the occurrence of an Event of Default, including reasonable attorneys' fees. The Holder may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 10.

Default Interest Rate: Subject to applicable law, upon the occurrence and during the continuance of an Event of Default, Principal of this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at a rate equal to the Interest Rate, plus three percent (3%) per annum.

Notices.
All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided for in the Agreement.

Governing Law.
This note shall be governed by, construed in accordance with, and enforced under, the laws of the State of California applicable to agreements or instruments entered into and performed entirely within such state.

Counterparts; Electronic Signature.
This Note may be executed in any number of counterparts, each of whom will be deemed an original, with the same effect as if the signature on each such counterpart were on the same instrument. This Note may be executed by transfer of an originally signed document by facsimile or email in PDF format, each of which will be fully binding as an original.

Maker:

____
Futuris Company
By: Kalyan Pathuri

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") AND APPLICABLE STATE SECURITIES LAWS AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR UNLESS SUCH SALE OR TRANSFER IS ACCOMPANIED BY AN OPINION FROM COUNSEL ACCEPTABLE TO THE MAKER THAT SUCH SALE OR TRANSFER IS EXEMPT THEREFROM.

PROMISSORY NOTE

$150,000 March 22, 2021

FOR VALUE RECEIVED, the undersigned, Futuris Company, a Wyoming corporation (the "*Maker*"), promises to pay to the order of Thomas Calabro, a California Individual (the "*Holder*"), the principal sum of One Hundred and Fifty Thousand Dollars ($150,000) (the "*Principal*").

This Promissory Note (the "*Note*") is issued pursuant to the Stock Purchase and Acquisition Agreement (the "Agreement"), dated as of March 22nd, 2021, between Maker and the Sellers listed therein, pursuant to which Maker has purchased from Sellers, the sole member of the Holder 70% of the issued and outstanding capital stock of CDI. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Agreement.

Interest. This Note shall bear an interest of 4.5% on the unpaid Principal amount (the "Interest Rate"). Such interest, if any, will be computed on the basis of a 360-day year

Payments.

a. 36 monthly instalments of principal and interest in the amount Four Thousand Four Hundred and Sixty Two Dollars and Three Cents ($4,462.03).
b. Payments shall be made on the first Friday of each calendar month, commencing on April 1st, 2021
c. No prepayment penalty for this note.

Defaults and Remedies.

Events of Default. An "*Event of Default*" shall occur if the Maker shall default in the payment of the outstanding Principal or interest of this Note, when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise and such default is not remedied or waived in writing within fifteen (15) business days after the due date thereof; or in the event that the Maker commences any case, proceeding, or other action (i) under any existing or future law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (ii) seeking appointment of a

receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or the Maker makes a general assignment for the benefit of its creditors.

Acceleration.
If an Event of Default occurs, then the outstanding Principal of this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Maker, may declare the Principal of the Note to be due and payable immediately. Upon such declaration, such Principal shall become immediately due and payable. The Maker shall be liable for reasonable costs of enforcing the Note upon the occurrence of an Event of Default, including reasonable attorneys' fees. The Holder may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 10.

Default Interest Rate: Subject to applicable law, upon the occurrence and during the continuance of an Event of Default, Principal of this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at a rate equal to the Interest Rate, plus three percent (3%) per annum.

Notices.
All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided for in the Agreement.

Governing Law.
This note shall be governed by, construed in accordance with, and enforced under, the laws of the State of California applicable to agreements or instruments entered into and performed entirely within such state.

Counterparts; Electronic Signature.
This Note may be executed in any number of counterparts, each of whom will be deemed an original, with the same effect as if the signature on each such counterpart were on the same instrument. This Note may be executed by transfer of an originally signed document by facsimile or email in PDF format, each of which will be fully binding as an original.

Maker:

Futuris Company
By: Kalyan Pathuri

Exhibit B

<Insert List of liabilities>

Exhibit C

Futuris Company Lock-Up Agreement

The undersigned, who shall become a holder of common stock, par value $0.001 per share ("Common Stock"), of Futuris Company, a Wyoming corporation (the "Company") on March 22, 2021, understands that you, the undersigned will not, during the period commencing on the date hereof and ending on April 1, 2021 (the "Lock-up Period"), directly or indirectly:

(1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock or any securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act") by the undersigned on the date hereof or hereafter acquired or

(2) enter into any swap or other agreement or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) herein is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. The foregoing sentence shall not apply to:

   a. transactions relating to shares of Common Stock acquired in open market transactions or the exercise of any stock option to purchase shares of Common Stock pursuant to any benefit plan of the Company;
   b. transfers of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or in connection with estate planning, including but not limited to, dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned and dispositions from any grantor retained annuity trust established for the direct benefit of the undersigned and/or a member of the immediate family of the undersigned, or by will or intestacy, or
   c. distributions of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock to limited partners, members, stockholders or affiliates of the undersigned, or to any partnership, corporation or limited liability company controlled by the undersigned or by a member of the immediate family of the undersigned; or
   d. (iv) the establishment of a trading plan pursuant to Rule 10b 5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the Lock-Up Period; provided, however, that;
      i. in the case of any transfer or distribution pursuant to clause (2 b.) or (2 c.), each donee or distributee shall sign and deliver a lock-up letter agreement substantially in the form of this letter agreement (the "Lock-Up Agreement") and

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ii. in the case of any transaction pursuant to clauses (2 b.), (2 c.) or (2 d.), such transaction is not required to be reported during the Lock-Up Period by anyone in any public report or filing with the Securities and Exchange Commission or otherwise (other than a required filing on Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) and no such filing shall be made voluntarily during the Lock-Up Period.

Notwithstanding the foregoing; (i) during the first 180 days of the Lock-Up Period the Undersigned may sell offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock up to 10% of the previous ten day average trading volume of the Company's common shares on a daily basis (ii) during the second 180 days of the Lock-Up Period the Undersigned may sell offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock up to 15% of the previous ten day average trading volume of the Company's common shares on a daily basis.

In furtherance of the foregoing, (1) the undersigned also agrees and consents to the entry of stop transfer instructions with any duly appointed transfer agent for the registration or transfer of the securities described herein against the transfer of any such securities except in compliance with the foregoing restrictions, and (2) the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned hereby waives any applicable notice requirement concerning the Company's intention to file the Prospectus and sell Securities thereunder.

The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

Allan Vincent MacDonnell

By: ______________________
Name: Allan Vincent MacDonnell

Date: March 22, 2020

Futuris Company Lock-Up Agreement

The undersigned, who shall become a holder of common stock, par value $0.001 per share ("Common Stock"), of Futuris Company, a Wyoming corporation (the "Company") on March 22, 2021, understands that you, the undersigned will not, during the period commencing on the date hereof and ending on April 1, 2021 (the "Lock-up Period"), directly or indirectly:

(1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock or any securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act") by the undersigned on the date hereof or hereafter acquired or

(2) enter into any swap or other agreement or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) herein is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. The foregoing sentence shall not apply to:

   a. transactions relating to shares of Common Stock acquired in open market transactions or the exercise of any stock option to purchase shares of Common Stock pursuant to any benefit plan of the Company;
   b. transfers of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or in connection with estate planning, including but not limited to, dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned and dispositions from any grantor retained annuity trust established for the direct benefit of the undersigned and/or a member of the immediate family of the undersigned, or by will or intestacy, or
   c. distributions of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock to limited partners, members, stockholders or affiliates of the undersigned, or to any partnership, corporation or limited liability company controlled by the undersigned or by a member of the immediate family of the undersigned; or
   d. (iv) the establishment of a trading plan pursuant to Rule 10b 5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the Lock-Up Period; provided, however, that;
      i. in the case of any transfer or distribution pursuant to clause (2 b.) or (2 c.), each donee or distributee shall sign and deliver a lock-up letter agreement substantially in the form of this letter agreement (the "Lock-Up Agreement") and
      ii. in the case of any transaction pursuant to clauses (2 b.), (2 c.) or (2 d.), such transaction is not required to be reported during the Lock-Up Period by anyone in any public report or filing with the Securities and Exchange

KL

Commission or otherwise (other than a required filing on Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) and no such filing shall be made voluntarily during the Lock-Up Period.

Notwithstanding the foregoing; (i) during the first 180 days of the Lock-Up Period the Undersigned may sell offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock up to 10% of the previous ten day average trading volume of the Company's common shares on a daily basis (ii) during the second 180 days of the Lock-Up Period the Undersigned may sell offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock up to 15% of the previous ten day average trading volume of the Company's common shares on a daily basis.

In furtherance of the foregoing, (1) the undersigned also agrees and consents to the entry of stop transfer instructions with any duly appointed transfer agent for the registration or transfer of the securities described herein against the transfer of any such securities except in compliance with the foregoing restrictions, and (2) the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned hereby waives any applicable notice requirement concerning the Company's intention to file the Prospectus and sell Securities thereunder.

The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

Donald Gordon Foulk Sr.

By: Donald G. Foulk Sr.
Name: Donald Gordon Foulk Sr.

Date: March 22, 2020

KL

Futuris Company Lock-Up Agreement

The undersigned, who shall become a holder of common stock, par value $0.001 per share ("Common Stock"), of Futuris Company, a Wyoming corporation (the "Company") on March 22, 2021, understands that you, the undersigned will not, during the period commencing on the date hereof and ending on April 1, 2021 (the "Lock-up Period"), directly or indirectly:

(1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock or any securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act") by the undersigned on the date hereof or hereafter acquired or

(2) enter into any swap or other agreement or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) herein is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. The foregoing sentence shall not apply to:

   a. transactions relating to shares of Common Stock acquired in open market transactions or the exercise of any stock option to purchase shares of Common Stock pursuant to any benefit plan of the Company;

   b. transfers of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or in connection with estate planning, including but not limited to, dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned and dispositions from any grantor retained annuity trust established for the direct benefit of the undersigned and/or a member of the immediate family of the undersigned, or by will or intestacy, or

   c. distributions of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock to limited partners, members, stockholders or affiliates of the undersigned, or to any partnership, corporation or limited liability company controlled by the undersigned or by a member of the immediate family of the undersigned; or

   d. (iv) the establishment of a trading plan pursuant to Rule 10b 5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the Lock-Up Period; provided, however, that;

      i. in the case of any transfer or distribution pursuant to clause (2 b.) or (2 c.), each donee or distributee shall sign and deliver a lock-up letter agreement substantially in the form of this letter agreement (the "Lock-Up Agreement") and

      ii. in the case of any transaction pursuant to clauses (2 b.), (2 c.) or (2 d.), such transaction is not required to be reported during the Lock-Up Period by anyone in any public report or filing with the Securities and Exchange

Commission or otherwise (other than a required filing on Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) and no such filing shall be made voluntarily during the Lock-Up Period.

Notwithstanding the foregoing; (i) during the first 180 days of the Lock-Up Period the Undersigned may sell offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock up to 10% of the previous ten day average trading volume of the Company's common shares on a daily basis (ii) during the second 180 days of the Lock-Up Period the Undersigned may sell offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any shares of Common Stock up to 15% of the previous ten day average trading volume of the Company's common shares on a daily basis.

In furtherance of the foregoing, (1) the undersigned also agrees and consents to the entry of stop transfer instructions with any duly appointed transfer agent for the registration or transfer of the securities described herein against the transfer of any such securities except in compliance with the foregoing restrictions, and (2) the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned hereby waives any applicable notice requirement concerning the Company's intention to file the Prospectus and sell Securities thereunder.

The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

Thomas James Calabro

By: Thomas J Calabro

Name: Thomas James Calabro

Date: March 22, 2020

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Exhibit D

Put Agreement

This Put Agreement (the "Agreement") is entered into by and between, Allan Vincent MacDonnell ("Holder"), and Futuris Company (the "Grantor"), effective this 29th day of March, 2021 (the "Effective Date").

WITNESSETH:

WHEREAS, Holder has agreed to accept payment of 1,076,923 shares of common stock (the "Shares") of Futuris Company (the "Company"), a Wyoming corporation; and

WHEREAS, the Grantor acknowledges that the acceptance of the Shares as payment by Holder is conditioned on the Grantor entering into this Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth below, the parties hereby agree as follows:

1. Put Option. The Grantor hereby grant to Holder the absolute and unconditional right to require the Grantor to repurchase all or any of the Company Shares of Holder to be issued by the Grantor on March 29, 2021 (the "Put Option"). The amount that the Grantor shall pay to Holder upon exercise of the Put Option shall be equal to an aggregate of the number of Shares in the Put Option times Seven Hundred Thousand Dollars ($700,000) divided by 1,076,923 shares (the "Put Price").
2. Put Option Period. The Put Option may be exercised by Holder by giving written notice of exercise to the Grantor (i) at any time on or after March 29, 2022. In the event the Put Option is exercised, a closing shall be held at a time mutually agreed to by the Grantor and Holder. The closing shall be held within thirty (30) days from the date of receipt of notice of exercise. At the closing, the Grantor shall deliver to Holder the Put Price, and Holder shall deliver to the Grantor a certificate or certificates representing the Shares, together with reasonable documentation and representations for transfer of good title. The Grantor acknowledges that the Put Option may be exercised on one or more occasions.
3. Rights in Shares. Subject to the provisions of this Agreement, Holder shall exercise all rights and privileges of a shareholder of the Company with respect to the Company Shares subject to this Agreement.
4. Miscellaneous.
   A. Binding Effect. This Agreement shall be binding, not only upon the parties to this Agreement, but also on their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party to this Agreement); and the parties agree, for themselves and their successors, assigns and representatives to execute any instrument which may be necessary legally to give effect to the terms and conditions of this Agreement. Notices. All notices, requests and amendments under this Agreement, shall be in writing, and notices shall be deemed to have been given when personally

delivered, emailed with confirmation of delivery or mailed by registered or certified mail, return receipt requested or the next business day after being sent by overnight courier service addressed as follows:

To Holder: As designated on the signature page of this Agreement

To Grantor: As designated on the signature page to this Agreement.

B. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.
C. Governing Law; Jurisdiction. This Agreement shall be governed by the internal laws of the Commonwealth of Virginia. The Grantor shall be liable for reasonable costs of enforcing this Agreement upon the occurrence of a default or breach by Grantor, including reasonable attorneys' fees.
D. Amendment. Neither this Agreement nor any of the terms and conditions set forth in this Agreement may be altered, or amended verbally, and any such alteration or amendment shall only be effective when reduced to writing and signed by each of the parties.
E. Assignment. Except as set forth in Section 2, neither Company nor Holder shall assign this Agreement (whether by actual assignment or operation of law) without the prior written consent of the other party.

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement effective the date and year first above written.

HOLDER:

Allan Vincent MacDonnell

Allan MacDonnell

By: Allen Vincent MacDonnell
Address: 2501 Kensington Pl
Carson City, NV 89703

GRANTOR:

Futuris Company

Kalyan Pathuri

Name: By: Kalyan Pathuri
Its: President
Address: 22 Baltimore Road,

Rockville, MD 20850

Put Agreement

This Put Agreement (the "Agreement") is entered into by and between, Donald Gordon Foulk Sr. ("Holder"), and Futuris Company (the "Grantor"), effective this 29th day of March, 2021 (the "Effective Date").

WITNESSETH:

WHEREAS, Holder has agreed to accept payment of 230,769 shares of common stock (the "Shares") of Futuris Company (the "Company"), a Wyoming corporation; and

WHEREAS, the Grantor acknowledges that the acceptance of the Shares as payment by Holder is conditioned on the Grantor entering into this Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth below, the parties hereby agree as follows:

5. Put Option. The Grantor hereby grant to Holder the absolute and unconditional right to require the Grantor to repurchase all or any of the Company Shares of Holder to be issued by the Grantor on March 29, 2021 (the "Put Option"). The amount that the Grantor shall pay to Holder upon exercise of the Put Option shall be equal to an aggregate of the number of Shares in the Put Option times One Hundred Fifty Thousand Dollars ($150,000) divided by 230,769 shares (the "Put Price").
6. Put Option Period. The Put Option may be exercised by Holder by giving written notice of exercise to the Grantor (i) at any time on or after March 29, 2022. In the event the Put Option is exercised, a closing shall be held at a time mutually agreed to by the Grantor and Holder. The closing shall be held within thirty (30) days from the date of receipt of notice of exercise. At the closing, the Grantor shall deliver to Holder the Put Price, and Holder shall deliver to the Grantor a certificate or certificates representing the Shares, together with reasonable documentation and representations for transfer of good title. The Grantor acknowledges that the Put Option may be exercised on one or more occasions.
7. Rights in Shares. Subject to the provisions of this Agreement, Holder shall exercise all rights and privileges of a shareholder of the Company with respect to the Company Shares subject to this Agreement.
8. Miscellaneous.

   A. Binding Effect. This Agreement shall be binding, not only upon the parties to this Agreement, but also on their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party to this Agreement); and the parties agree, for themselves and their successors, assigns and representatives to execute any instrument which may be necessary legally to give effect to the terms and conditions of this Agreement. Notices. All notices, requests and amendments under this Agreement, shall be in writing, and notices shall be deemed to have been given when personally delivered, emailed with confirmation of delivery or mailed by registered or certified mail,

Д.

return receipt requested or the next business day after being sent by overnight courier service addressed as follows:

To Holder: As designated on the signature page of this Agreement

To Grantor: As designated on the signature page to this Agreement.

B. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.
C. Governing Law; Jurisdiction. This Agreement shall be governed by the internal laws of the Commonwealth of Virginia. The Grantor shall be liable for reasonable costs of enforcing this Agreement upon the occurrence of a default or breach by Grantor, including reasonable attorneys' fees.
D. Amendment. Neither this Agreement nor any of the terms and conditions set forth in this Agreement may be altered, or amended verbally, and any such alteration or amendment shall only be effective when reduced to writing and signed by each of the parties.
E. Assignment. Except as set forth in Section 2, neither Company nor Holder shall assign this Agreement (whether by actual assignment or operation of law) without the prior written consent of the other party.

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement effective the date and year first above written.

HOLDER:

Donald Gordon Foulk Sr.

Donald G. Foulk Sr.

By: Donald Gordon Foulk Sr.
Address: 5739 Benbrock Ln
Orangevale, CA, 95662-5515

GRANTOR:

Futuris Company

Name: By: Kalyan Pathuri
Its: President
Address: 22 Baltimore Road,
Rockville, MD 20850

Put Agreement

This Put Agreement (the "Agreement") is entered into by and between, Thomas James Calabro ("Holder"), and Futuris Company (the "Grantor"), effective this 29th day of March, 2021 (the "Effective Date").

WITNESSETH:

WHEREAS, Holder has agreed to accept payment of 230,769 shares of common stock (the "Shares") of Futuris Company (the "Company"), a Wyoming corporation; and

WHEREAS, the Grantor acknowledges that the acceptance of the Shares as payment by Holder is conditioned on the Grantor entering into this Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth below, the parties hereby agree as follows:

9. Put Option. The Grantor hereby grant to Holder the absolute and unconditional right to require the Grantor to repurchase all or any of the Company Shares of Holder to be issued by the Grantor on March 29, 2021 (the "Put Option"). The amount that the Grantor shall pay to Holder upon exercise of the Put Option shall be equal to an aggregate of the number of Shares in the Put Option times One Hundred Fifty Thousand Dollars ($150,000) divided by 230,769 shares (the "Put Price").
10. Put Option Period. The Put Option may be exercised by Holder by giving written notice of exercise to the Grantor (i) at any time on or after March 29, 2022. In the event the Put Option is exercised, a closing shall be held at a time mutually agreed to by the Grantor and Holder. The closing shall be held within thirty (30) days from the date of receipt of notice of exercise. At the closing, the Grantor shall deliver to Holder the Put Price, and Holder shall deliver to the Grantor a certificate or certificates representing the Shares, together with reasonable documentation and representations for transfer of good title. The Grantor acknowledges that the Put Option may be exercised on one or more occasions.
11. Rights in Shares. Subject to the provisions of this Agreement, Holder shall exercise all rights and privileges of a shareholder of the Company with respect to the Company Shares subject to this Agreement.
12. Miscellaneous.

    A. Binding Effect. This Agreement shall be binding, not only upon the parties to this Agreement, but also on their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party to this Agreement); and the parties agree, for themselves and their successors, assigns and representatives to execute any instrument which may be necessary legally to give effect to the terms and conditions of this Agreement. Notices. All notices, requests and amendments under this Agreement, shall be in writing, and notices shall be deemed to have been given when personally delivered, emailed with confirmation of delivery or mailed by registered or certified mail,

return receipt requested or the next business day after being sent by overnight courier service addressed as follows:

To Holder: As designated on the signature page of this Agreement

To Grantor: As designated on the signature page to this Agreement.

B. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

C. Governing Law; Jurisdiction. This Agreement shall be governed by the internal laws of the Commonwealth of Virginia. The Grantor shall be liable for reasonable costs of enforcing this Agreement upon the occurrence of a default or breach by Grantor, including reasonable attorneys' fees.

D. Amendment. Neither this Agreement nor any of the terms and conditions set forth in this Agreement may be altered, or amended verbally, and any such alteration or amendment shall only be effective when reduced to writing and signed by each of the parties.

E. Assignment. Except as set forth in Section 2, neither Company nor Holder shall assign this Agreement (whether by actual assignment or operation of law) without the prior written consent of the other party.

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement effective the date and year first above written.

HOLDER:

Thomas James Calabro

By: Thomas James Calabro
Address: Computer Deductions Inc
8680 Greenback Ln, #210
Orangevale, Ca 95662

GRANTOR:

Futruis Company

Name: By: Kalyan Pathuri
Its: President
Address: 22 Baltimore Road,
Rockville, MD 20850

Exhibit E

Ability to Carry Out Obligations and related consents per Section 20.